UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2004

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     215-698-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On December 9, 2004, Crown Holdings, Inc., (the “Company”) entered into an Amended and Restated Rights Agreement (the “Restated Rights Agreement”) with Wells Fargo Bank, N.A. as Rights Agent governing its Common Stock Purchase Rights. The Restated Rights Agreement is described in Item 3.03 below. The information in Item 3.03 of this Form 8-K is hereby incorporated by reference to this Item 1.01.

Item 3.03 Material Modification to Rights of Security Holders.

        On December 9, 2004, the Company entered into an Amended and Restated Rights Agreement with Wells Fargo Bank, N.A. as Rights Agent governing its Common Stock Purchase Rights. The Restated Rights Agreement amends and restates the Rights Agreement dated as of February 21, 2003 (the “Original Rights Agreement”) between the Company and Equiserve Trust Company, N.A. to extend the term of the Original Rights Agreement to August 10, 2015 and appoints Wells Fargo Bank, N.A. as the successor Rights Agent. The Restated Rights Agreement is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or By-laws.

(a)       On December 9, 2004, the Company amended its Articles of Incorporation to allow for the issuance of shares in either certificated or uncertificated form. Prior to the amendment, the Company’s Articles of Incorporation provided for the issuance of only certificated shares. A copy of the text of the amendment to the Articles of Incorporation of the Company is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

(b)       On December 9, 2004, the Company amended its By-laws to allow for issuance of shares in either certificated or uncertificated form. Prior to the amendment, the Company’s By-laws provided for the issuance of only certificated shares. A copy of the text of the amendment to the By-laws of the Company is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 8.01 Other Events.

        Following the Supreme Court of Pennsylvania’s decision in Ieropoli v. AC&S Corporation, et. al., the Commonwealth of Pennsylvania enacted legislation providing that the limitations under Pennsylvania law on the asbestos-related liabilities of Pennsylvania corporations that are successors by corporate merger to companies involved with asbestos shall not apply to an asbestos claim for which the applicable period of limitation commenced on or before December 17, 2001. The Company’s subsidiary, Crown Cork & Seal Company, Inc. (“Crown Cork”) intends to integrate the legislation, which was enacted in November 2004, into its asbestos claims defense strategy. The Company cautions, however, that there can be no assurance regarding the ultimate effect of the legislation on Crown Cork.

        For additional information regarding the Pennsylvania Supreme Court decision and Pennsylvania legislation regarding asbestos-related liabilities referred to above, see “Note I - Asbestos-Related Liabilities” to the Unaudited Consolidated Financial Statements of the Company filed in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

3.1	Text of Amendment to Articles of Incorporation
3.2	Text of Amendment to By-laws
4.1	Amended and Restated Rights Agreement, dated as of December 9, 2004, between Crown Holdings, Inc. and Wells Fargo Bank, N.A. as Rights Agent.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

Dated: December 10, 2004	By: /s/ Thomas A. Kelly
Name: Thomas A. Kelly
Title: Vice President and Corporate Controller

EXHIBIT INDEX

3.1	Text of Amendment to Articles of Incorporation
3.2	Text of Amendment to By-laws
4.1	Amended and Restated Rights Agreement, dated as of December 9, 2004, between Crown Holdings, Inc. and Wells Fargo Bank, N.A. as Rights Agent.